VIA EDGAR

September 10, 2025

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company
File No. 811-05980

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners, the semi-annual reports dated June 30, 2025, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Investment Company	1940 Act Registration No.	CIK No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452	0000896435
American Funds Insurance Series	811-03857	0000729528
BlackRock Variable Series Funds, Inc.	811-03290	0000355916
Fidelity Variable Insurance Products Funds	811-05361	0000823535
First Trust Variable Insurance Trust	811-22652	0001537395
Franklin Templeton Variable Insurance Products Trust	811-05583	0000837274
Janus Aspen Series	811-07736	0000906185
Legg Mason Partners Variable Equity Trust	811-21128	0001176343
Lincoln Variable Insurance Products Trust	811-08090	0000914036
Lord Abbett Series Fund, Inc.	811-05876	0000855396
Macquarie Variable Insurance Portfolios	811-05017	0000810016
MFS Variable Insurance Trust	811-08326	0000918571
Neuberger Berman Advisers Management Trust	811-04255	0000736913
Pacific Select Fund	811-05141	0000813900
PIMCO Variable Insurance Trust	811-08399	0001047304
State Street Variable Insurance Series Funds, Inc.	811-04041	0000746687
Van Eck VIP Trust	811-05083	0000811976

Sincerely,

/s/ Alison Ryan
Alison Ryan
AVP & Managing Assistant General Counsel II Pacific Life Insurance Company